UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

Table Trac, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-288383	88-0336568
(State of Incorporation)	(Commission file number)	(IRS Employer Identification Number)

6101 Baker Road, Suite 206,
Minnetonka, Minnesota 55345
(Address of principal executive office)

Registrant's telephone number (952) 548-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 15, 2013, Table Trac, Inc. filed a Current Report on Form 8-K (the “Form 8-K”) related to voting results at its 2013 Annual Meeting of Stockholders held on June 18, 2013 (the “2013 Annual Meeting”). This Form 8-K/A is being filed solely to disclose the determination of the Board of Directors of the registrant as to how frequently the registrant will include in its proxy materials the required non-binding advisory vote on the compensation of its executive officers in light of the results of the shareholder advisory vote on such frequency as reported in the Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(d)	The registrant’s Board of Directors has determined to include in the Corporation’s proxy materials a non-binding advisory shareholder vote on the compensation of its executive officers every three years until the next advisory vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABLE TRAC, INC.

By:	/s/ Brian Hinchley
Brian Hinchley
Chief Financial Officer

Dated: June 20, 2014